UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
                (Date of earliest event reported): July 27, 2006

                           OCWEN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



          Florida                       1-13219                  65-0039856
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)



                  1661 Worthington Road
                        Suite 100
                 West Palm Beach, Florida                          33409
         (Address of principal executive office)                 (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


                                   Page 1 of 9
                             Exhibit Index on Page 4
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Item 2.02       Results of Operations and Financial Condition

                The news release of the Registrant dated July 27, 2006, announcing its second quarter 2006 results is attached hereto as
                Exhibit 99.1. The information in Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01       Financial Statements and Exhibits

  (a) - (b)     Not applicable.

  (c)           Exhibits

                The following exhibits are filed as part of this report:

                99.1 Text of a press release by the Registrant dated July 27, 2006.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        OCWEN FINANCIAL CORPORATION
                                        (Registrant)


                                        By: /s/ ROBERT J. LEIST, JR.
                                            ---------------------------------
                                            Robert J. Leist, Jr.
                                            Senior Vice President and
                                            Chief Accounting Officer



Date: July 27, 2006

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

INDEX TO EXHIBIT



Exhibit No.     Description                                              Page
-----------     -----------                                              ----

   99.1         News release of Ocwen Financial Corporation,               5
                dated July 27, 2006, announcing its Second quarter 2006 results and certain other information.

                                  Page 4 of 9